                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                             Somanetics Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                     [LOGO]
                              1653 EAST MAPLE ROAD
                           TROY, MICHIGAN 48083-4208

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 2000

To the Shareholders of Somanetics Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Somanetics Corporation will be held at the Sterling Inn Banquet & Conference Center, 34911 Van Dyke, Sterling Heights, Michigan 48312, at 10:30 a.m. Eastern Daylight Time on Tuesday, April 18, 2000 for the following purposes:

                  1. To select two directors, each to serve until the 2003 Annual Meeting of Shareholders and until his successor is elected and qualified.

                  2. To consider and act upon a proposal to approve an amendment to the Somanetics Corporation 1997 Stock Option Plan to increase the number of Common Shares reserved for issuance pursuant to the exercise of options granted under the 1997 Plan by 295,000 shares, from 1,040,000 to 1,335,000 shares.

                  3. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Only shareholders of record on February 25, 2000 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

         All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and return it as promptly as possible to ensure your representation at the meeting. A return postage-prepaid envelope is enclosed for that purpose. If you return the proxy, you may withdraw your proxy and vote your shares in person if you attend the meeting.

         Your attention is called to the attached Proxy Statement and the accompanying proxy. A copy of the Annual Report of the Company for the fiscal year ended November 30, 1999 accompanies this notice.

                                           By order of the Board of Directors

                                           Bruce J. Barrett
                                           President and Chief Executive Officer
Troy, Michigan
March 16, 2000

                             SOMANETICS CORPORATION
                              1653 EAST MAPLE ROAD
                            TROY, MICHIGAN 48083-4208

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 18, 2000

GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Somanetics Corporation (the "Company") for use at the 2000 Annual Meeting of Shareholders to be held at the Sterling Inn Banquet & Conference Center, 34911 Van Dyke, Sterling Heights, Michigan 48312, at 10:30 a.m. Eastern Daylight Time on Tuesday, April 18, 2000, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The mailing of this Proxy Statement and accompanying proxy will take place on or about March 16, 2000.

  Solicitation

         The Company will bear the entire cost of solicitation of proxies in the enclosed form, including the preparation, assembly, printing and mailing of this Proxy Statement, the accompanying proxy and any additional information furnished to shareholders. The solicitation of proxies by mail may be supplemented by telephone, telegraph or personal solicitation by directors, officers or other regular employees of the Company; no additional compensation will be paid to directors, officers or other regular employees for such services. The Company has also engaged Georgeson Shareholder Communications Inc., to solicit proxies by mail or telephone or in person, at a cost to the Company expected to be approximately $5,000 plus reasonable out-of-pocket expenses. Brokers, nominees and other similar record holders will be requested to forward soliciting material and will be reimbursed by the Company upon request for their out-of-pocket expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS

  Voting Rights and Outstanding Shares

         Only shareholders of record at the close of business on February 25, 2000 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. As of the close of business on February 25, 2000, the Company had 6,035,597 outstanding Common Shares, $0.01 par value ("Common Shares"), the only class of stock outstanding and entitled to vote.

         Each Common Share is entitled to one vote on each matter submitted for a vote at the meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote, or 3,017,799 shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment thereof.

  Revocability of Proxies

         A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Secretary of the Company or by executing and delivering to the Secretary a later dated proxy. Attendance at the meeting by a shareholder who has given a proxy will not have the effect of revoking it unless such shareholder gives such written notice of revocation to the Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208, Attention:
Investor Relations Department.

         Valid proxies in the enclosed form which are returned in time for the meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the Proxy. If no specification is made, the proxies will be voted FOR the election as directors of the nominees listed below and FOR the proposed increase in the number of Common Shares reserved for issuance pursuant to the exercise of options granted under the 1997 Option Plan.

  Principal Holders of the Company's Voting Securities

         The following table contains information as of February 25, 2000, with respect to the beneficial ownership of voting shares of the Company by each person known by the Company to beneficially own more than 5% of the Company's Common Shares, its only outstanding class of voting shares:

                                                                                                    PERCENTAGE OF
                                                                     AMOUNT AND NATURE OF           COMMON SHARES
            NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP             OWNED (1)
------------------------------------------------------------     ---------------------------     ------------------

Bruce J. Barrett............................................               440,692   (2)                 7.0%
1653 East Maple Road
Troy, Michigan  48083-4208

A. Brean Murray.............................................               322,290   (3)                 5.2%
570 Lexington Avenue
New York, New York  10022-6822


---------

(1)      Based on 6,035,597 Common Shares outstanding as of February 25, 2000.

(2) Includes 293,200 Common Shares that Mr. Barrett has the right to acquire within 60 days of February 25, 2000 and 500 Common Shares owned by his wife.

(3) Includes (1) 30,000 Common Shares owned by A. Brean Murray, (2) 80,290 Common Shares owned by Brean Murray & Co., Inc., an investment banking company that is a wholly-owned subsidiary of BMI Holding Co.; A. Brean Murray owns 43.53% of the outstanding voting stock of BMI Holding Co. and his wife owns 11.87% of the outstanding voting stock of BMI Holding Co., (3) 10,000 Common Shares owned by the Brean Murray & Co., Inc. Profit Sharing Trust, (4) 200,000 Common Shares that Brean Murray & Co., Inc. has the right to acquire within 60 days of February 25, 2000 upon the exercise of warrants granted to Brean Murray & Co., Inc. in connection with its underwriting of a public offering of the Company's securities in June 1997, and (5) 2,000 Common Shares that A. Brean Murray has the right to acquire within 60 days of February 25, 2000 upon the exercise of an option granted to A. Brean Murray by the Company in connection with his service as a director of the Company.

                            I. ELECTION OF DIRECTORS

         The Board of Directors proposes that the two persons named below as nominees for election as directors for a three-year term be elected as directors of the Company to hold office until the Annual Meeting of Shareholders to be held in 2003, and until his successor is elected and qualified. Mr. Wallace was elected as a director at the 1997 Annual Meeting of Shareholders on March 25, 1997, and Mr. Henry was elected as a director by the Board of Directors on December 9, 1998 to fill a newly-created vacancy in the Board of Directors. If a quorum is present, the two nominees receiving the greatest number of votes cast at the meeting or its adjournment shall be elected. Withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast, but will be counted for purposes of determining whether a quorum is present. The persons named in the accompanying proxy intend to vote all valid proxies received by them FOR the election of the nominees listed below unless the giver of the proxy withholds authority to vote for such nominees. The nominees listed below have consented to serve if elected. If any nominee is unable or declines to serve, which is not expected, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders for another qualified person.

         The following information is furnished as of February 25, 2000 with respect to the nominees for election as directors, with respect to each person whose term of office as a director will continue after the meeting, with respect to each executive officer of the Company named in the Summary Compensation Table below, and with respect to all directors and executive officers as a group:

                                                                             AMOUNT AND       PERCENTAGE
                                                                              NATURE OF           OF
                                           POSITION AND OFFICES WITH        COMMON SHARES       COMMON       TERM
                       DIRECTOR              THE COMPANY AND OTHER          BENEFICIALLY        SHARES        TO
     NAME                SINCE     AGE       PRINCIPAL OCCUPATION               OWNED          OWNED(1)     EXPIRE
     ----                -----     ---       --------------------               -----          --------     ------

            NOMINEES FOR ELECTION AS DIRECTORS FOR A THREE-YEAR TERM

H. Raymond Wallace...... 6/94      64     Chairman of the Board and         21,111  (2)          *          2003
                                          a Director of the Company

Robert R. Henry.........12/98      59     Director of the Company,         152,000  (3)          2.5%       2003
                                          and President of Robert R.
                                          Henry & Co., Inc.

                         DIRECTORS CONTINUING IN OFFICE
Bruce J. Barrett........ 6/94      40     President, Chief Executive       440,692  (4)          7.0%       2001
                                          Officer and a Director
                                          of the Company

A. Brean Murray......... 6/99      62     Director of the Company,         322,290  (5)          5.2%       2001
                                          and Chairman of Brean
                                          Murray & Co., Inc.


                                                                             AMOUNT AND       PERCENTAGE
                                                                              NATURE OF           OF
                                           POSITION AND OFFICES WITH        COMMON SHARES       COMMON       TERM
                       DIRECTOR              THE COMPANY AND OTHER          BENEFICIALLY        SHARES        TO
     NAME                SINCE     AGE       PRINCIPAL OCCUPATION               OWNED          OWNED(1)     EXPIRE
     ----                -----     ---       --------------------               -----          --------     ------
Daniel S. Follis........ 4/89      62     Director of the                   32,931  (6)          *          2002
                                          Company and President
                                          of Verschuren & Follis, Inc.

Dr. James I. Ausman..... 6/94      62     Director of the Company,          24,285  (7)          *          2002
                                          Professor and Head of the
                                          Department of Neurosurgery
                                          at the University of Illinois
                                          at Chicago

                            OTHER EXECUTIVE OFFICERS

Raymond W. Gunn........................................................     83,200  (8)          1.4%
Richard S. Scheuing....................................................     46,292  (9)          *
Ronald A. Widman.......................................................     37,330  (10)         *
Pamela A. Winters......................................................     42,417  (11)         *
All directors and executive officers as a group (10 persons)...........  1,141,948  (12)        17.0%

------------------------
* Less than 1%

(1)      Based on 6,035,597 Common Shares outstanding as of February 25, 2000.

(2) Includes 9,511 Common Shares that Mr. Wallace has the right to acquire within 60 days of February 25, 2000 and 1,000 shares held in a living trust; Mr. Wallace has sole voting and dispositive power over the shares held in the trust.

(3) Includes 2,000 Common Shares that Mr. Henry has the right to acquire within 60 days of February 25, 2000.

(4) Includes 293,200 Common Shares that Mr. Barrett has the right to acquire within 60 days of February 25, 2000 and 500 Common Shares owned by his wife.

(5) Includes (1) 30,000 Common Shares owned by A. Brean Murray, (2) 80,290 Common Shares owned by Brean Murray & Co., Inc., an investment banking company that is a wholly-owned subsidiary of BMI Holding Co.; A. Brean Murray owns 43.53% of the outstanding voting stock of BMI Holding Co. and his wife owns 11.87% of the outstanding voting stock of BMI Holding Co., (3) 10,000 Common Shares owned by the Brean Murray & Co., Inc. Profit Sharing Trust, (4) 200,000 Common Shares that Brean Murray & Co., Inc. has the right to acquire within 60 days of February 25, 2000 upon the exercise of warrants granted to Brean Murray & Co., Inc. in connection with its underwriting of a public offering of the Company's securities in June 1997, and (5) 2,000 Common Shares that A. Brean Murray has the right to acquire within 60 days of February 25, 2000 upon the exercise of an option granted to A. Brean Murray by the Company in connection with his service as a director of the Company.

(6) Includes 11,500 Common Shares that Mr. Follis has the right to acquire within 60 days of February 25, 2000. The 32,931 Common Shares shown above as beneficially owned by Mr. Follis include 8,820 Common Shares owned by The Infinity Fund, a limited partnership in which Mr. Follis is a 6.068% limited partner and a 50% general partner and which is administered by Verschuren & Follis, Inc., a corporation in which Mr. Follis is a 50% shareholder, a director and the President.

(7) Includes 11,511 Common Shares that Dr. Ausman has the right to acquire within 60 days of February 25, 2000, 9,744 Common Shares owned jointly with his wife, and 3,030 shares held in an individual retirement account over which Dr. Ausman exercises sole voting and investment control.

(8) Includes 79,600 Common Shares that Mr. Gunn has the right to acquire within 60 days of February 25, 2000, and 3,600 Common Shares owned jointly with his wife. Mr. Gunn resigned as an executive officer effective January 14, 2000.

(9) Includes 46,292 Common Shares that Mr. Scheuing has the right to acquire within 60 days of February 25, 2000.

(10) Includes 37,330 Common Shares that Mr. Widman has the right to acquire within 60 days of February 25, 2000.

(11) Includes 42,417 Common Shares that Ms. Winters has the right to acquire within 60 days of February 25, 2000.

(12) Includes 673,261 Common Shares that all executive officers and directors as a group have the right to acquire within 60 days of February 25, 2000.

BIOGRAPHICAL INFORMATION

         The following is a brief account of the business experience during the past five years of each nominee for the Board of Directors of the Company and of each director whose term of office will continue after the meeting:

         H. Raymond Wallace has served as the Company's Chairman of the Board since January 1995 (as a non-officer Chairman of the Board since April 1995) and as a director of the Company since June 1994. He also served as a consultant to the Company from April 1994 until January 1995. He also served as Chairman of the Board of Cardiometrics, Inc., a cardiovascular medical device company, from December 1993 until its merger into Endosonics, Inc. in July 1997, and has served as a self-employed consultant to medical device and other companies since January 1994. From September 1986 until May 1993 (when he retired), he served as Vice President and General Manager of Abbott Critical Care Systems. Mr. Wallace received a B.A. degree from Ohio State University and an M.B.A. degree from the University of California, Berkeley.

         Robert R. Henry has served as a director of the Company since December 9, 1998. He has been President of Robert R. Henry & Co., a financial consulting and investment firm, since 1989. Mr. Henry has been an advisory director of Morgan Stanley Dean Witter since 1989, and from 1977 through 1989 was a managing director of Morgan Stanley. He received an MBA from Harvard Business School and a B.A. from Williams College. He is also a director of Middleby Corporation

         Bruce J. Barrett has served as the Company's President and Chief Executive Officer and as a director of the Company since June 1, 1994. Mr. Barrett previously served, from June 1993 until May 31, 1994, as the Director, Hospital Products Division for Abbott Laboratories, Ltd., a health care equipment manufacturer and distributor, and from September 1989 until May 1993 as the Director, Sales and Marketing for Abbott Critical Care Systems, a division of Abbott Laboratories, Inc., a health care equipment manufacturer and distributor. While at Abbott Critical Care Systems, Mr. Barrett managed Abbott's invasive oximetry products for approximately four years. From September 1981 until June 1987, he served as the group product manager of hemodynamic monitoring products of Baxter-Edwards Critical Care, an affiliate of Baxter International, Inc., another health care equipment manufacturer and distributor. Mr. Barrett received a B.S. degree in marketing from Indiana State University and an M.B.A. degree from Arizona State University.

         A. Brean Murray has served as a director of the Company since June 1999. Since it was founded in October 1973, he has served as Chairman, Chief Executive Officer and a Director of Brean Murray & Co., Inc., an investment banking company that is a wholly-owned subsidiary of BMI Holding Co. He has also served as Chairman, Chief Executive Officer and a Director of BMI Holding Co. since it was founded in October 1973. He also serves a Chairman and a Director of BMI Capital Corporation, an affiliate of BMI Holding Co. Brean Murray & Co., Inc. was the underwriter of the Company's public offerings of Common Shares in June 1997 and April 1998. Mr. Murray is also a Director of Doral Financial Corporation. Mr. Murray received a B.S. degree in economics from Villanova University.

         Daniel S. Follis has served as a director of the Company since April 1989. Since 1981, he has served as President of Verschuren & Follis, Inc., which advises and administers The Infinity Fund, a limited partnership which invests in emerging growth companies. Mr. Follis received a B.A. degree in business from Michigan State University.

         James I. Ausman, M.D., Ph.D. has served as a director of the Company since June 1994. He has been Professor and Head of the Department of Neurosurgery at the University of Illinois at Chicago since August 1991. From September 1978 until July 1991 he was Chairman of the Department of Neurosurgery at Henry Ford Hospital in Detroit. From December 1987 until July 1991 he served as Director of the Henry Ford Neurosurgical Institute, also at Henry Ford Hospital. In addition, he was Clinical Professor of Surgery, Section of Neurosurgery at the University of Michigan in Ann Arbor from 1980 until 1991. Dr. Ausman received a B.S. degree in chemistry and biology from Tufts University, a Doctorate of Medicine from Johns Hopkins University School of Medicine, a Masters of Arts in Physiology, from the State University of New York at Buffalo, and a Ph.D. in Pharmacology from George Washington University. He has also received graduate training in neurosurgery at the University of Minnesota and has obtained board certification from the American Board of Neurological Surgery.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended November 30, 1999, the Board of Directors held six meetings.

  Audit Committee

         The Board of Directors has an Audit Committee which consists of three directors. H. Raymond Wallace, Robert R. Henry and Daniel S. Follis are the current members of this committee. The Audit Committee (1) recommends to the Board the conditions, compensation and term of appointment of independent certified public accountants for the audit of the Company's financial statements, (2) reviews examination reports of the Company prepared by regulatory authorities, and (3) provides the Board with such assistance as is necessary with respect to the Company's corporate and reporting practices. The Audit Committee may also from time to time confer with the auditors to exchange views relating to the scope and results of the audit. During the fiscal year ended November 30, 1999, the Audit Committee held two meetings.

  Compensation Committee

         The Board of Directors has a Compensation Committee which consists of two directors. H. Raymond Wallace and Robert R. Henry are the current members of this committee. The Compensation Committee makes recommendations to the Board of Directors with respect to compensation arrangements and plans for senior management, officers and directors of the Company and administers the Company's 1983 Stock Option Plan, 1991 Incentive Stock Option Plan, 1997 Option Plan and 1993 Director Stock Option Plan. During the fiscal year ended November 30, 1999, the Compensation Committee held six meetings.

         The Company does not have a nominating committee.

EXECUTIVE COMPENSATION

  Summary Compensation Table

         The following table sets forth information for each of the fiscal years ended November 30, 1999, 1998 and 1997 concerning compensation of (1) all individuals serving as the Company's Chief Executive Officer during the fiscal year ended November 30, 1999, and (2) the Company's four most highly-compensated other executive officers whose total annual salary and bonus exceeded $100,000 in fiscal 1999:

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                                                                  SECURITIES          ALL OTHER
              NAME AND                               ANNUAL COMPENSATION          UNDERLYING         COMPENSATION
         PRINCIPAL POSITION           YEAR       SALARY($)         BONUS($)       OPTIONS(#)             ($)
         ------------------           ----       ---------         --------       ----------     ------------------


Bruce J. Barrett, President.....     1999          204,750           30,213           60,000              -0-
     and Chief Executive Officer     1998          204,750           32,978          180,000              -0-
                                     1997          200,688           12,188          135,000              -0-

Raymond W. Gunn, Executive......     1999          110,250           11,388           21,000              -0-
     Vice President and Chief        1998          110,250           12,430           24,000              -0-
     Financial Officer (1)           1997          110,250            4,823           45,000              -0-

Richard S. Scheuing, Vice.......     1999           91,140            8,069           21,000              -0-
     President, Research and         1998           89,828           13,606           45,000              -0-
     Development (1)

Ronald A. Widman, Vice..........     1999           80,325            7,112           18,000              -0-
     President, Medical Affairs (1)  1998           79,840           11,469           41,000              -0-

Pamela A. Winters, Vice.........     1999           75,000            6,640           21,000              -0-
     President, Operations (1)       1998           74,192           11,853           45,000              -0-

----------

(1) Messrs. Scheuing and Widman and Ms. Winters became executive officers of the Company effective January 22, 1998. The table reflects all compensation paid by the Company to them during fiscal 1998 and fiscal 1999. Mr. Gunn resigned as an executive officer of the Company effective January 14, 2000.

  Option Grants Table

         The following table sets forth information concerning individual grants of stock options made during the fiscal year ended November 30, 1999 to each of the executive officers of the Company named in the Summary Compensation Table above:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                   Individual Grants
--------------------------------------------------------------------------------------
                                                % of                                             Potential
                                                Total                                       Realizable Value at
                               Number of       Options                                        Assumed Annual
                              Securities     Granted to                                    Rates of Stock Price
                              Underlying      Employees      Exercise                          Appreciation
                                                                                             for Option Term
                                Options       in Fiscal        Price        Expiration  ---------------------------
        Name                  Granted (#)       Year          ($/Sh)           Date        5% ($)        10% ($)
        ----                  -----------   -----------     -----------    -----------  -----------  --------------

Bruce J. Barrett...........    60,000  (1)      25.8           $3.56        5/20/09        134,332       340,423

Raymond W. Gunn............    21,000  (1)       9.0           $3.56        5/20/09         47,016       119,148

Richard S. Scheuing........    21,000  (1)       9.0           $3.56        5/20/09         47,016       119,148

Ronald A. Widman...........    18,000  (1)       7.7           $3.56        5/20/09         40,300       102,127

Pamela A. Winters..........    21,000  (1)       9.0           $3.56        5/20/09         47,016       119,148

----------

(1)      Options to purchase 60,000, 21,000, 21,000, 18,000 and 21,000 Common
         Shares were granted to Messrs. Barrett, Gunn, Scheuing, and Widman, and Ms. Winters, respectively, in fiscal 1999 under the Company's 1997 Option Plan, exercisable at the then current fair market value of the underlying Common Shares. Each of such options is exercisable in one-third cumulative annual increments beginning May 20, 2000. Each option also becomes 100% exercisable immediately 10 days before or upon specified changes in control of the Company. The portion of each of such options which is exercisable at the date of termination of employment remains exercisable until the expiration date of the option, unless termination is for cause.

         If, upon exercise of any of the options described above, the Company must pay any amount for income tax withholding, in the Compensation Committee's or the Board of Directors' sole discretion, either the optionee will pay such amount to the Company or the number of Common Shares delivered by the Company to the optionee will be appropriately reduced to reimburse the Company for such payment. The Compensation Committee or the Board may also permit the optionee to choose to have such shares withheld or to tender Common Shares the optionee already owns. The Compensation Committee or the Board may also make such other arrangements with respect to income tax withholding as it shall determine.

  Aggregated Option Exercises and Fiscal Year-End Option Value Table

         The following table sets forth information concerning each exercise of stock options during the fiscal year ended November 30, 1999 by each of the executive officers named in the Summary Compensation Table above and the value of unexercised options held by such persons as of November 30, 1999:

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                    NUMBER OF
                                                                   SECURITIES               VALUE OF
                                                                   UNDERLYING              UNEXERCISED
                                                                   UNEXERCISED            IN-THE-MONEY
                                                                   OPTIONS AT              OPTIONS AT
                            SHARES                                 FY-END (#)              FY-END ($)
                          ACQUIRED ON           VALUE             EXERCISABLE/            EXERCISABLE/
NAME                     EXERCISE (#)       REALIZED ($)          UNEXERCISABLE           UNEXERCISABLE
----                     ------------       ------------          -------------           -------------

Bruce J. Barrett...........  -0-               -0-                233,200/225,000                     0/0
Raymond W. Gunn............  -0-               -0-                  79,600/52,000                     0/0
Richard S. Scheuing........  -0-               -0-                  29,188/58,737                     0/0
Ronald A. Widman...........  -0-               -0-                  22,747/51,083                     0/0
Pamela A. Winters..........  -0-               -0-                  25,645/56,605                     0/0


  Compensation of Directors

         The Company's directors who are not officers or employees of the Company (collectively, the "Outside Directors") receive $1,000 for each Board meeting attended in person, $250 for each telephonic Board meeting attended, and $250 for each Board committee meeting attended on a date other than the date of a Board meeting. The Company also reimburses Outside Directors for their reasonable expenses of attending Board and Board committee meetings. In addition, the Board of Directors has determined to grant Outside Directors who continue to serve as directors of the Company after each annual meeting of shareholders, 10-year options to purchase 2,000 Common Shares each year on the date of the annual meeting of shareholders, exercisable at the fair market value of the Common Shares on the date of grant. Also, during fiscal 1999, the Company granted A. Brean Murray a 10-year option to purchase 2,000 Common Shares on June 2, 1999, the date he was elected as a director, exercisable at the fair market value of the Common Shares on the date of grant.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

         Bruce J. Barrett. As of May 13, 1994, the Company entered into an employment agreement with Bruce J. Barrett, pursuant to which, as amended, he is employed as President and Chief Executive Officer (or in such other position as the Board of Directors determines) for a period ending April 30, 2000. Mr. Barrett's annual salary is currently $204,750, which may be increased by the Board of Directors. Mr. Barrett is also entitled to participate in any bonus plan established by the Compensation Committee of the Board of Directors. The Company adopted bonus plans for fiscal 1999 and for fiscal 2000. Mr. Barrett is entitled to various fringe benefits under the agreement, including 12 months of compensation and six months of benefits if his employment under the agreement is terminated without cause or if the agreement expires without being renewed. Mr. Barrett has agreed not to compete with the Company during specified periods following the termination of his employment.

         Raymond W. Gunn. Pursuant to the employment agreement between the Company and Mr. Gunn, dated December 1, 1992, as amended, Mr. Gunn was employed as Executive Vice President and Chief Financial Officer and Treasurer of the Company for a period ending April 30, 2000. Mr. Gunn's base salary under the agreement was $110,250. Mr. Gunn was entitled to a bonus determined at the discretion of the Company's Board of Directors. Mr. Gunn was entitled to various fringe benefits under the agreement, including disability insurance, a leased automobile, and twelve months of compensation and benefits if his employment under the agreement was terminated without cause or if the agreement expired without being renewed. The agreement also provides that Mr. Gunn will not compete against the Company during specified periods following the termination of his employment. Mr. Gunn resigned as an executive officer effective January 14, 2000.

         Stock Option Terms. All options granted under the Company's stock option plans through February 25, 2000, that are not already 100% exercisable immediately, including options granted to Messrs. Barrett, Gunn, Scheuing and Widman and Ms. Winters, become 100% exercisable immediately ten days before or upon specified changes in control of the Company.

  Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended November 30, 1999, Daniel S. Follis and H. Raymond Wallace served as the members of the Company's Compensation Committee until April 13, 1999 when Robert R. Henry replaced Mr. Follis on the committee. None of the members of the Company's Compensation Committee was, during the fiscal year ended November 30, 1999, an officer or employee of the Company, or a former officer of the Company, except that Mr. Wallace became the Company's non-salaried Chairman of the Board on January 27, 1995 and became a non-officer Chairman of the Board effective April 6, 1995. None of the committee members had any relationship with the Company requiring disclosure by the Company pursuant to Securities and Exchange Commission rules regarding disclosure of related-party transactions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to the Company during or with respect to fiscal 1999, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended November 30, 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

CERTAIN TRANSACTIONS

         Brean Murray & Co., Inc. was the underwriter of the Company's public offerings of Common Shares in June 1997 and in April 1998. In November 1999, the Company engaged Brean Murray & Co., Inc. to provide investment banking advice and services to the Company for a term of six months and then month-to-month thereafter, unless earlier terminated by the parties. The Company agreed to pay Brean Murray & Co., Inc. a fee of $50,000 plus reasonable out-of-pocket expenses for its services under this agreement. A. Brean Murray, a director of the Company since June 1999, is the Chairman, Chief Executive Officer and a Director of Brean Murray & Co., Inc. Brean Murray & Co., Inc. is a wholly-owned subsidiary of BMI Holding Co. A. Brean Murray is also the Chairman, Chief Executive Officer and a Director of BMI Holding Co. and he and his wife own
70% of the outstanding voting stock of BMI Holding Co.

         Pursuant to an engagement letter between the Company and Brean Murray & Co., Inc., dated March 1, 2000, the Company agreed to pay Brean Murray & Co., Inc. a commission of 3.5% on proceeds of specified securities sales, including sales pursuant to the Private Equity Line Agreement, dated as of March 6, 2000, between the Company and Kingsbridge Capital Limited. Pursuant to the Private Equity Line Agreement, the Company may issue and sell, from time to time, Common Shares for cash consideration up to an aggregate of $15 million, subject to restrictions, terms and conditions contained in the Private Equity Line Agreement.

                   II. PROPOSAL TO APPROVE AN AMENDMENT TO THE
                     SOMANETICS CORPORATION 1997 OPTION PLAN
                          TO INCREASE AUTHORIZED SHARES

GENERAL

         At the meeting, shareholders will be asked to consider and act upon a proposal to approve an amendment to the Somanetics Corporation 1997 Stock Option Plan (the "1997 Option Plan") to increase the number of Common Shares, par value $0.01 per share ("Common Shares"), reserved for issuance pursuant to the exercise of options granted under the 1997 Option Plan by 295,000 shares, from 1,040,000 to 1,335,000 shares (the "1997 Option Plan Amendment"). Pursuant to the 1997 Option Plan, 1,040,000 Common Shares, are currently reserved for issuance pursuant to options granted or to be granted to key employees (including officers), directors, consultants or advisors (the "Participants") of or to the Company or of or to any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests ("Subsidiary") as the Company's Board of Directors or a committee appointed by the Board of Directors shall determine.

         Options granted under the 1997 Option Plan may be "Incentive Stock Options", nonqualified options, or both. "Incentive Stock Options" are options meeting the requirements set forth in the 1997 Option Plan and which are also intended to be and qualify as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder (the "Code"). "Nonqualified options" are options which meet the requirements set forth in the 1997 Option Plan but are not intended to be, or do not qualify as, an incentive stock option within the meaning of Section 422. The 1997 Option Plan contains various provisions to ensure that Incentive Stock Options comply with Section 422. The Board of Directors adopted the 1997 Option Plan on January 15, 1997, amended the 1997 Option Plan on January 15, 1998 and January 21, 1999 to increase the number of shares reserved for issuance under the 1997 Option Plan, and approved the 1997 Option Plan Amendment on February 16, 2000, subject to shareholder approval.

         The Company's 1983 Stock Option Plan (the "1983 Plan") terminated in 1993, except as to options granted before that date. As of February 25, 2000, options to purchase 9,317 Common Shares remained outstanding under the 1983 Plan. The Company's 1991 Incentive Stock Option Plan ("1991 Plan") authorizes the issuance of up to 115,000 Common Shares, of which options to purchase 4,711 Common Shares have been exercised, options to purchase 95,622 Common Shares are outstanding, and options to purchase 14,667 Common Shares are available for future grants as of February 25, 2000. In addition, as of February 25, 2000, the Company had granted, and there remained outstanding, options independent of any of its stock option plans to purchase 163,878 Common Shares. As of February 25, 2000, (1) options to purchase 1,021,722 Common Shares were outstanding under the 1997 Option Plan, (2) options to purchase 200 Common Shares granted under the 1997 Option Plan had been exercised, and (3) 18,078 Common Shares remained available for the grant of options under the 1997 Option Plan. The proposed 1997 Option Plan Amendment would increase the number of Common Shares reserved for issuance pursuant to options granted or to be granted under the 1997 Option Plan by 295,000 Common Shares.

         The Company's 1993 Director Stock Option Plan (the "Directors Plan") terminated in 1998, except as to options granted before that date. As of February 25, 2000, options to purchase 2,498 Common Shares remained outstanding under the Directors Plan. The Board of Directors has determined to grant Outside Directors who continue to serve as directors of the Company after the annual meeting of shareholders, 10-year options to purchase 2,000 Common Shares each year on the date of the annual meeting of shareholders, exercisable at the fair market value of the Common Shares on the date of grant, all under the amended 1997 Option Plan.

         The Company also has the following warrants outstanding: (1) warrants granted to the placement agent in connection with two Regulation S offerings of Common Shares in 1995 and 1996 to purchase an aggregate of 26,424 Common Shares,
(2) warrants issued to purchasers in connection with two Regulation S offerings of Common Shares in 1995 and 1996 to purchase an aggregate of 115,520 Common Shares as of February 25, 2000, (3) warrants granted to the underwriter in connection with the Company's 1997 public offering of Common Shares to purchase an aggregate of 200,000 Common Shares, and (4) warrants granted to Kingsbridge Capital Limited to purchase an aggregate of 200,000 Common Shares in connection with the March 6, 2000 Private Equity Line Agreement.

         The Board of Directors believes that it is in the best interests of the Company and its shareholders to approve the 1997 Option Plan Amendment to allow the Company to continue to grant options to Participants in accordance with the terms of the 1997 Option Plan.

         The purpose of the 1997 Option Plan is to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company, to join the interests of key employees, directors, consultants and advisors with the interests of shareholders of the Company and to facilitate attracting and retaining key employees, directors, consultants and advisors of the Company. The 1997 Option Plan, however, could have an "anti-takeover" effect, particularly with regard to the Committee's ability to accelerate the exercisability of stock options in connection with a change in control.

         Persons deemed to be affiliates of the Company, i.e., persons who directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, the Company, must resell securities acquired under the 1997 Option Plan pursuant to a registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), Rule 144 under the Securities Act or an applicable exemption under the Securities Act.

         The Company is the issuer of the securities offered pursuant to the 1997 Option Plan. The Common Shares of the Company issuable upon exercise of stock options under the 1997 Option Plan may be either authorized and unissued or reacquired Common Shares of the Company. The 1997 Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

APPROVAL OF THE 1997 OPTION PLAN AMENDMENT

         The approval by a majority of the votes cast by the holders of Common Shares at the meeting and entitled to vote on the action is necessary for shareholder approval of the 1997 Option Plan Amendment. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal, but will be counted in determining the number of Common Shares present or represented by proxy in determining whether a quorum is present. The Board does not intend to place the 1997 Option Plan Amendment into effect unless such approval is obtained at the Annual Meeting, and such approval is sought, in part, in order to exempt the granting of options under the 1997 Option Plan from the provisions of Section 162(m) of the Code and in order to comply with shareholder approval requirements for securities traded on The Nasdaq SmallCap Market.

         A FULL COPY OF THE 1997 OPTION PLAN, AS PROPOSED TO BE AMENDED, MARKED TO SHOW THE PROPOSED CHANGES, IS ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT. THE MAJOR FEATURES OF THE 1997 OPTION PLAN, AS PROPOSED TO BE AMENDED, ARE SUMMARIZED BELOW, BUT THIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TEXT. CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS PROXY STATEMENT HAVE THE MEANINGS GIVEN THEM IN THE 1997 OPTION PLAN. AS OF THE RECORD DATE, THE CLOSING SALES PRICE OF THE COMPANY'S COMMON SHARES WAS $3.8125.

ADMINISTRATION

         The 1997 Option Plan is administered by a committee or entity appointed by the Board of Directors to perform any of the functions and duties of the Committee under the 1997 Option Plan and, with respect to administration of the 1997 Option Plan regarding Participants who are subject to Section 16(a) and (b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), that is a committee meeting the standards of Rule 16b-3 under the Exchange Act, or any similar successor rule, or the Board of Directors as a whole (the "Committee"). Members of the Committee serve at the pleasure of the Board of Directors and may be removed or replaced by the Board of Directors at any time. The Committee currently consists of H. Raymond Wallace and Robert R. Henry or the Board of Directors as a whole.

         Subject to the provisions of the 1997 Option Plan, the Committee is authorized to interpret the 1997 Option Plan, to promulgate, amend and rescind rules and regulations relating to the 1997 Option Plan, and to make all other determinations necessary or advisable for the 1997 Option Plan's administration. Interpretation and construction of any provision of the 1997 Option Plan by the Committee is, unless otherwise determined by the Board of Directors of the Company, final and conclusive. Subject to the provisions of the 1997 Option Plan, the Committee determines, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted, the time or times such option shall be exercisable and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's sole discretion, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise ("Discretion"), include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

         Subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any stock option granted under the 1997 Option Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

         In addition to such other rights of indemnification as they may have, the members of the Committee will be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the 1997 Option Plan or any option granted under the 1997 Option Plan to the full extent provided for under the Company's Restated Articles of Incorporation or bylaws with respect to indemnification of directors of the Company.

1997 OPTION PLAN PARTICIPANTS

         The selection of persons who are eligible to participate in the 1997 Option Plan and grants and awards to those individuals are determined by the Committee, in its Discretion. The only established criterion to determine eligibility under the 1997 Option Plan is that individuals must be key employees (including officers), directors, consultants or advisors of or to the Company or any Subsidiary, as determined by the Committee in its Discretion; provided that Incentive Options may be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by Section 422 of the Code, or any successor provision.

         Approximately 41 key employees, 5 directors, and 8 consultants and advisors are currently eligible to participate in the 1997 Option Plan, of which 25 key employees and all of the directors, consultants and advisors have been granted options under the 1983 Plan, the 1991 Plan, the 1997 Option Plan, the Directors Plan or independent of any stock option plan.

         Subject to adjustments as described under "Shares Subject to Grant or Award", no Participant may be granted stock options to purchase more than 200,000 Common Shares in the aggregate in any fiscal year. In addition, grants and awards are subject to the maximum number of shares remaining with respect to which stock options may be granted at any time under the 1997 Option Plan. There are also certain limitations on the maximum value of Incentive Options which may become first exercisable by any person in any year. Each grant or award under the 1997 Option Plan must be evidenced by a written agreement containing such provisions as may be approved by the Committee.

SHARES SUBJECT TO GRANT OR AWARD

         The maximum number of Common Shares with respect to which stock options may be granted under the 1997 Option Plan is currently 1,040,000 Common Shares and is proposed to be amended to be 1,335,000 Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the 1997 Option Plan has terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the 1997 Option Plan are again available for option and sale.

         The number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the 1997 Option Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year are subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events such as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares may be issued pursuant to the 1997 Option Plan, no rights may be granted under the 1997 Option Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

AMENDMENT OR TERMINATION OF THE 1997 OPTION PLAN

         The Board of Directors may terminate or amend the 1997 Option Plan, or amend any stock option agreement under the 1997 Option Plan, at any time; provided that, (1) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Stock Options, no such amendment or revision may increase the maximum number of shares in the aggregate that are subject to the 1997 Option Plan without the approval or ratification of the shareholders of the Company, and (2) no such amendment or revision may change the option price or alter or impair any stock option previously granted under the 1997 Option Plan, in a manner adverse to a Participant, without the consent of such Participant, all except as described under the caption "Shares Subject to Grant".

         Unless sooner terminated by the Board of Directors, the 1997 Option Plan will terminate on January 15, 2007, which is ten years after its original adoption by the Board of Directors, and no stock options may be granted under the 1997 Option Plan after that date. The termination of the 1997 Option Plan will not affect the validity of any option outstanding on the date of termination.

STOCK OPTIONS

  Grant of Stock Options

         Both Incentive Options and Nonqualified Options may be granted under the 1997 Option Plan. An Incentive Option is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code. Any Incentive Option granted under the 1997 Option Plan must have an exercise price not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to a Participant who owns more than 10% of the total combined voting shares of the Company or of any parent or Subsidiary of the Company, the exercise price of such option must not be less than 110% of the fair market value of the shares subject to such option on the date such option is granted. A Nonqualified Option granted under the 1997 Option Plan must have an exercise price of not less than the par value, if any, of the Common Shares.

         At the time of the exercise of any option granted pursuant to the 1997 Option Plan, the Participant must pay the full option price for all shares purchased (a) in cash or, (b) with the consent of the Committee, in its Discretion, (1) in Common Shares, (2) by a promissory note payable to the order of the Company which is acceptable to the Committee, (3) by a cash down payment and a promissory note for the unpaid balance, (4) subject to such conditions as may be established by the Committee, by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option, (5) by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stockbroker's sale of, or loan against, the shares, or (6) in such other manner as the Committee determines is appropriate, in its Discretion. The aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) cannot exceed $100,000.

  Term of Stock Options

         If not sooner terminated, each stock option granted under the 1997 Option Plan will expire not more than ten years from the date of grant; provided that, with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option must expire not more than five years after the date of the grant.

  Continuation of Employment

         Options granted under the 1997 Option Plan may be exercised only while the Participant is an employee, director, consultant or advisor of or to the Company or a Subsidiary, except as described under "Extraordinary Transactions" and except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant (1) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant, (2) for a period not to exceed one year following termination of employment with respect to Incentive Options that are Intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and
(3) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options, all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

         In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to the 1997 Option Plan), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

         Subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under the 1997 Option Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

         The Committee may require, in its Discretion, that any Participant under the 1997 Option Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or her position as an employee, director, consultant or advisor of the

Company or a Subsidiary of the Company for a designated minimum period from the date of the granting of such stock option as shall be fixed by the Committee. Nothing contained in the 1997 Option Plan or in any option granted pursuant to the 1997 Option Plan, nor any action taken by the Committee under the 1997 Option Plan confers upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or any Subsidiary or interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

  Sequential Exercise

         Successive stock options may be granted to the same Participant whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the 1997 Option Plan, if then exercisable, notwithstanding that options granted to such Participant before the option then being exercised remain unexercised.

  Transferability of Options

         Except as otherwise described below, to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (1) no option granted under the 1997 Option Plan to a Participant shall be transferable by such Participant otherwise than by will, or by the laws of descent and distribution or, with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (2) each option is exercisable, during the lifetime of the Participant, only by the Participant.

         The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (1) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (2) a trust or trusts for the exclusive benefit of such Immediate Family Members, (3) a partnership in which such Immediate Family Members are the only partners, or (4) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with these provisions of the 1997 Option Plan, and (z) subsequent transfers of transferred options are prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with the 1997 Option Plan.

         Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that for some purposes under the 1997 Option Plan (generally relating to exercise of the option) the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment, described above under the caption "Continuation of Employment", continue to be applied with respect to the original optionee. Following such events of termination of employment of the original optionee, the options are exercisable by the transferee only to the extent, and for the periods, described above under the caption "Continuation of Employment". The original optionee remains subject to withholding taxes and related requirements upon exercise described below under the caption "Federal Income Taxes--Withholding Payments". The Company has no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

  Shareholder Rights

         No Participant in the 1997 Option Plan has any of the rights of a shareholder of the Company under any option granted under the 1997 Option Plan until the actual issuance of shares to the Participant, and before such issuance no adjustment will be made for dividends, distributions or other rights in respect of such shares, except as described under the caption "Shares Subject to Grant".

EXTRAORDINARY TRANSACTIONS

         If the Company engages in specified consolidations, mergers, transfers of substantially all of its properties and assets, dissolutions, liquidations, reorganizations or reclassifications in such a way that holders of Common Shares are entitled to receive stock, securities, cash or other assets with respect to, or in exchange for, the Common Shares (each a "Transaction"), then each Participant holding a stock option granted under the 1997 Option Plan upon the exercise of such option after consummation of a Transaction will be entitled to receive (for the same aggregate exercise price) the stock and other securities, cash and assets the Participant would have received upon consummation of the Transaction if he or she had exercised the option in full immediately before consummation of the Transaction.

         In addition, in connection with a Transaction, the Committee, acting in its Discretion without the consent of any Participant and regardless of any other provision of the 1997 Option Plan, may (1) permit stock options outstanding under the 1997 Option Plan to be exercised in full for a limited period of time, after which all unexercised stock options and all rights of Participants under such options would terminate, (2) permit stock options outstanding under the 1997 Option Plan to be exercised in full for their then remaining terms, or (3) require all stock options outstanding under the 1997 Option Plan to be surrendered to the Company for cancellation and payment to each Participant in cash of the excess of the fair market value of the underlying Common Shares as of the date such Transaction is effective over the exercise price, less any applicable withholding taxes. The 1997 Option Plan provides, however, that the Committee may not select an alternative for a Participant that would result in his or her liability under Section 16(b) of the Exchange Act, without the Participant's consent. If all of the alternatives have such a result, the Committee will take such action to put such Participant in as close to the same position as he or she would have been in if one of the alternatives described above had been selected, but without resulting in any payment by such Participant under Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of each Participant, the Committee may make such provision with respect to any Transaction as it deems appropriate.

FEDERAL INCOME TAX CONSEQUENCES

         The rules governing the tax treatment of options and shares acquired upon the exercise of options are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

  Incentive Options

         Incentive Options granted pursuant to the 1997 Option Plan are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code. If the Participant makes no disposition of the shares acquired pursuant to exercise of an Incentive Option within one year after the transfer of shares to such Participant and within two years from grant of the option, such Participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized upon a sale or other disposition of the shares may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such Incentive Options or the transfer of shares upon their exercise.

         If shares acquired upon exercise of Incentive Options are disposed of prior to the expiration of the above time periods, the Participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (1) the excess of the market value of the shares on the date of exercise over the option price, or
(2) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the amount constitutes reasonable compensation. Moreover, the Company may be required to satisfy certain federal income tax withholding requirements in respect to such compensation, although deductibility of the compensation will not be conditioned on satisfying withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

  Nonqualified Options

         A Participant who acquires shares by exercise of a Nonqualified Option generally realizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. Such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation. Moreover, the Company will be required to satisfy certain federal income tax withholding requirements in respect of such compensation, although deductibility of the compensation will not be conditioned on satisfying withholding requirements. Subsequent appreciation or decline in the value of the shares will generally be treated as capital gain or loss on the sale or other disposition of the shares.

  Capital Gains Rates

         If a Participant recognizes capital gain upon the sale or other disposition of shares acquired upon exercise of options, the tax rate applicable to such gain will depend on a number of factors, including the date the options are granted, the date the options are exercised, the date the shares are sold or otherwise disposed of, the length of time the Participant holds the shares, and the Participant's marginal tax bracket. Participants should consult their own tax advisors concerning the impact to them of the long-term capital gain tax rates, as well as the other tax consequences of participation in the 1997 Option Plan.

  Withholding Payments

         If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the Company or such Subsidiary, or the amount of Common Shares delivered by the Company to the Participant will be appropriately reduced, to reimburse the Company or such Subsidiary for such payment.

         The Company or any of its Subsidiaries will have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

  Limitation on Compensation Deduction

         Publicly-held corporations are precluded from deducting compensation paid to certain of their executive officers in excess of $1 million. The employees covered by the $1 million limitation on deductibility of compensation consist of the chief executive officer and those employees whose annual compensation is required to be reported to the Securities and Exchange Commission because the employee is one of the company's four highest compensated employees for the taxable year (other than the chief executive officer). Ordinary income attributable to stock options generally is included in an employee's compensation for purposes of the $1 million limitation on deductibility of compensation.

         However, there is an exception to the $1 million deduction limitation for compensation (including compensation attributable to stock options) paid pursuant to a qualified performance-based compensation plan. Compensation attributable to a stock option is deemed to satisfy the qualified performance-based compensation exception if (1) the grant is made by a compensation committee comprised of outside directors, (2) the plan under which the options may be granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee, (3) under the terms of the option, the amount of compensation the employee would receive is based solely on an increase in the value of the shares after the date of the grant (e.g., the option is granted at an exercise price equal to or greater than fair market value as of the date of the grant), and (4) the individuals eligible to receive grants, the maximum number of shares for which grants may be made to any employee, the exercise price of the options and other disclosures required by SEC proxy rules are disclosed to, and subsequently approved by, shareholders.

         If the amount of compensation a covered employee may receive under the grant is not based solely on an increase in the value of the shares after the date of the grant (e.g., an option is granted with an exercise price that is less than the fair market value as of the date of the grant), none of the compensation attributable to the grant is qualified performance-based compensation unless the grant is made on account of the attainment of a performance goal that has been previously established and approved by the shareholders of the Company and otherwise qualifies under Section 162(m) of the Code. The Company has not established any performance goals for grants under the 1997 Option Plan that meet the requirements of the performance-based compensation standard required by Section 162(m) of the Code. The grant of options by the Board of Directors or by a committee not meeting the requirements of Section 162(m) will not qualify for the performance-based compensation exception to the $1 million compensation deduction limitation.

ACCOUNTING TREATMENT

         Generally, under current accounting rules applicable to the Company, neither the grant nor the exercise of an Incentive Option or a Nonqualified Option under the 1997 Option Plan requires any charge against earnings, if the exercise price of the option is equal to the fair market value of the shares on the date of grant. Footnote disclosure of the value of such options, however, is required. If the exercise price is below the fair market value of the shares on the date of grant, an earnings charge equal to the difference will be required either at the date of grant or possibly over the term of the option. If the optionee is allowed to pay the exercise price of an option with shares held less than six months (or possibly, if such price is paid by the Company withholding shares issuable upon exercise of the option), the Company will recognize an earnings charge equal to the difference between the fair market value of the shares issuable upon exercise of the option and the exercise price.

OPTION GRANTS UNDER THE PLANS

         Options may be granted under the 1997 Option Plan at the Committee's Discretion, subject to shareholder approval of the 1997 Option Plan Amendment, if options are granted in excess of the 1,040,000 Common Shares currently authorized and before such approval. The following table sets forth, as to Bruce
J. Barrett, Raymond W. Gunn, Richard S. Scheuing, Ronald A. Widman, Pamela A. Winters, all current executive officers as a group, all current directors who are not executive officers as a group, all employees (including officers) who are not executive officers, as a group, and all other consultants and advisors, as a group, the options granted under the 1997 Option Plan, the 1983 Plan, the 1991 Plan, the Directors Plan and independent of any option plan (collectively, the "Plans") during the fiscal year ended November 30, 1999 and during the period from December 1, 1999 through February 25, 2000:

                                NEW PLAN BENEFITS
                  Somanetics Corporation 1983 Stock Option Plan
             Somanetics Corporation 1991 Incentive Stock Option Plan
                  Somanetics Corporation 1997 Stock Option Plan
      Somanetics Corporation Stock Options Granted Independent of Any Plan
             Somanetics Corporation 1993 Director Stock Option Plan

                                                               Number of Common              Number of Common
                                                           Shares Subject to Options     Shares Subject to Options
                                                            Granted Under the Plans       Granted Under the Plans
                                                           In the Fiscal Year Ended        From December 1, 1999
                   Name and Position                           November 30, 1999           to February 25, 2000
                   -----------------                      --------------------------     -------------------------
Bruce J. Barrett, President and Chief
    Executive Officer................................                60,000                         40,000
Raymond W. Gunn, Executive Vice
    President and Chief Financial Officer............                21,000                              0
Richard S. Scheuing, Vice President,
    Research and Development.........................                21,000                         15,000
Ronald A. Widman, Vice President,
    Medical Affairs..................................                18,000                         12,000
Pamela A. Winters, Vice President,
    Operations.......................................                21,000                         12,000
All current executive officers as a
    group (5 persons) ...............................               135,000                         91,000
All current directors who are not executive
    officers as a group (5 persons)..................                10,000                              0
All employees (including officers) who
    are not executive officers as a
    group (37 persons)...............................                66,900                         20,000
All other consultants and advisors as
    a group (8 persons)..............................                10,000                         15,000

         The dollar values of such options cannot be determined because they depend on the market value of the underlying shares on the date of exercise. No associate of any director, nominee or executive officer has been granted options under the Plans. In addition, no person not named above has received five percent or more of the options authorized under the Plans, in the aggregate.

         The Board of Directors has (1) terminated the Directors Plan, which means that no future grants of stock options will be made under the Directors Plan, and (2) determined to grant Outside Directors who continue to serve as directors of the Company after the annual meeting of shareholders, 10-year options to purchase 2,000 Common Shares each year on the date of the annual meeting of shareholders, exercisable at the fair market value of the Common Shares on the date of grant.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED 1997 OPTION PLAN AMENDMENT, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                               III. OTHER MATTERS

ANNUAL REPORT

         A COPY OF THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1999 ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1999 (AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS FOR WHICH A REASONABLE CHARGE SHALL BE IMPOSED). ALL SUCH REQUESTS SHOULD BE DIRECTED TO SOMANETICS CORPORATION, 1653 EAST MAPLE ROAD, TROY, MICHIGAN 48083-4208,
ATTENTION: INVESTOR RELATIONS DEPARTMENT.

INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP are the independent accountants for the Company and have reported on the Company's financial statements in the Company's 1999 Annual Report to Shareholders which accompanies this proxy statement. The Company's independent accountants are appointed by the Board of Directors after receiving the recommendation of its Audit Committee. The Company will not select its independent accountants for the fiscal year ending November 30, 2000 until later in its fiscal year.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement at the meeting if he desires to do so. The representative will also be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

         Proposals of shareholders that are intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's offices, 1653 East Maple Road, Troy, Michigan 48083-4208, no later than November 16, 2000 to be considered for inclusion in the Proxy Statement and Proxy relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.

         The Company must receive notice of any proposals of shareholders that are intended to be presented at the Company's 2001 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in the Company's Proxy Statement and Proxy related to that meeting, no later than January 30, 2001 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208, Attention:
Investor Relations Department. If the Company does not have notice of the matter by that date, the Company's form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in the Company's form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

OTHER BUSINESS

         Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and they have no present knowledge that other matters will be presented for action at the Annual Meeting by others. However, if other matters are properly presented to the meeting, the persons named in the enclosed Proxy intend to vote the shares represented thereby in accordance with their best judgment.

                                           By order of the Board of Directors

                                           Bruce J. Barrett
                                           President and Chief Executive Officer
Troy, Michigan
March 16, 2000

                                    EXHIBIT A

                              AMENDED AND RESTATED
                             SOMANETICS CORPORATION
                             1997 STOCK OPTION PLAN


         1. Definitions: As used herein, the following terms shall have the following meanings:

            (a) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder.

            (b) "Committee" shall mean, (i) with respect to administration of the Plan regarding Participants who are subject to Section 16(a) and
         (b) of the Exchange Act, a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Exchange Act, or any similar successor rule, appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan, or the Board of Directors as a whole, and (ii) with respect to administration of the Plan regarding all other Participants, such committee or the Board of Directors of the Company, as described in clause (i), or such other committee or entity appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan.

            (c) "Common Shares" shall mean the Common Shares, par value $.01 per share, of the Company.

            (d) "Company" shall mean Somanetics Corporation, a Michigan corporation, or any successor thereof.

            (e) "Discretion" shall mean the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise.

            (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

            (g) "Incentive Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan and also is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code.

            (h) "Nonqualified Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan but is not intended to be, or does not qualify as, an incentive stock option within the meaning of the Code.

            (i) "Participant" shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

            (j) "Plan" shall mean this Somanetics Corporation 1997 Stock Option Plan.

            (k) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

            (l) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests.

         2. Purpose of Plan: The purpose of the Plan is to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries (collectively, "key employees") with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of key employees, directors, consultants and advisors with the interests of the shareholders of the Company, and to facilitate attracting and retaining key employees, directors, consultants and advisors of exceptional ability.

         3. Administration: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's Discretion, include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

         Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

         4. Indemnification: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option granted hereunder to the full extent provided for under the Company's articles of incorporation or bylaws with respect to indemnification of directors of the Company.

         5. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options may be granted under the Plan shall be an aggregate of 1,335,000 Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the Plan shall have been terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the Plan shall again be available for option and sale.

         Subject to Paragraph 16, the number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year of the Company pursuant to Paragraph 6, shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

         6. Participants: The Committee shall determine and designate from time to time, in its Discretion, those key employees (including officers), directors, consultants and advisors of or to the Company or any Subsidiary to whom options are to be granted and who thereby become Participants under the Plan; provided, however, that (a) Incentive Options shall be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by Section 422 of the Code, or any successor provision, and (b) no Participant may be granted stock options to purchase more than 200,000 Common Shares in the aggregate in any fiscal year of the Company, subject to any adjustments provided in the final paragraph of Paragraph 5 and in Paragraph 16.

         7. Allotment of Shares: The Committee shall determine and fix the number of Common Shares to be offered to each Participant; provided that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) exceeding $100,000.

         8. Option Price: Subject to the rules set forth in this Paragraph 8, the Committee, in its Discretion, shall establish the option price at the time any option is granted. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the

Company or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted. With respect to a Nonqualified Option, the option price shall be not less than the par value, if any, of the Common Shares. Fair market value of a share shall be determined by the Committee and may be determined by using the closing sale price of the Company's stock on any exchange or other market on which the Common Shares shall be traded on such date, or if there is no sale on such date, on the next following date on which there is a sale, or the average of the closing bid and asked prices in any market or quotation system in which the Common Shares shall be listed or traded on such date. The option price will be subject to adjustment in accordance with the provisions of Paragraphs 5 and 16 of the Plan.

         9. Granting and Exercise of Options: The granting of options under the Plan shall be effected in accordance with determinations made by the Committee pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee. Such instruments shall constitute binding contracts between the Company and the Participant.

         Subject to the terms of the Plan, the Committee, in its Discretion, may grant to Participants Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

         Subject to the terms of the Plan, each option granted under the Plan shall be exercisable at any such time or times or in any such installments as may be determined by the Committee in its Discretion; provided that the aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) shall not exceed $100,000. Except as provided in Paragraph 13, options may be exercised only while the Participant is an employee, director, consultant or advisor of the Company or a Subsidiary.

         Notwithstanding any other term or provision of this Plan, but subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a Subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under this Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

         Successive stock options may be granted to the same Participant, whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the Plan, if then exercisable, notwithstanding that options granted to such Participant prior to the option then being exercised remain unexercised.

         10. Payment of Option Price: At the time of the exercise in whole or in part of any option granted under this Plan, payment in full in cash, or with the consent of the Committee, in its Discretion, in Common Shares or by a promissory note payable to the order of the Company which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, in its Discretion, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. In the Discretion of, and subject to such conditions as may be established by, the Committee, payment of the option price may also be made by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. In the Discretion of the Committee, a Participant may exercise an option, if then exercisable, in whole or in part, by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of or loan against some or all of the shares. Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Company under any option until the actual issuance of shares to such Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraphs 5 and 16.

         11. Transferability of Option: Except as otherwise provided in this Paragraph 11, (i) to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or (ii) to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (a) no option granted under the Plan to a Participant shall be transferable by such Participant otherwise than
(1) by will, or (2) by the laws of descent and distribution or, (3) with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (b) such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

         The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or
(iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Paragraph 11, and
(z) subsequent transfers of transferred options shall be prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with this Paragraph 11.

         Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that for purposes of Paragraphs 9, 10, 14, 16 and 18 the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Paragraph 13 shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Paragraph 13. The original optionee shall remain subject to withholding taxes and related requirements upon exercise provided in Paragraph 15. The Company shall have no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

         12. Continuance of Employment; No Right to Continued Employment: The Committee may require, in its Discretion, that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or her position as an employee, director, consultant or advisor of the Company or a Subsidiary for a designated minimum period from the date of the granting of such option as shall be fixed by the Committee.

         Nothing contained in the Plan or in any option granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

         13. Termination of Employment; Expiration of Options: Subject to the other provisions of the Plan, including, without limitation, Paragraphs 9 and 16 and this Paragraph 13, all rights to exercise options shall terminate when a Participant ceases to be an employee, director, consultant or advisor of or to the Company or a Subsidiary for any cause, except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant

             (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant,

             (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are Intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and

             (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options, all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion. In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to Paragraph 9 or Paragraph 16), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion under this Paragraph 13 in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

         If not sooner terminated, each stock option granted under the Plan shall expire not more than 10 years from the date of the granting thereof; provided that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option shall expire not more than 5 years after the date of granting thereof.

         14. Investment Purpose: If the Committee in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any exercise of any option granted under the Plan or any portion thereof and as a condition to the Company's obligation to deliver certificates representing the shares subject to exercise, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's purchase of Common Shares upon exercise thereof shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent sale or offer for sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon exercise of any option granted under the Plan.

         15. Withholding Payments: If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the Company, or the amount of Common Shares delivered by the Company to the Participant shall be appropriately reduced, to reimburse the Company or such Subsidiary for such payment. The Company or any of its Subsidiaries shall have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company or such Subsidiary for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

         16. Extraordinary Transactions: In case the Company (i) consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation or other person or entity, or
(iv) dissolves or liquidates, or (v) effects a capital reorganization or reclassification in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Shares, then, and in each such case, proper provision shall be made so that, each Participant holding a stock option upon the exercise of such option at any time after the consummation of such consolidation, merger, transfer, dissolution, liquidation, reorganization or reclassification (each transaction, for purposes of this Paragraph 16, being herein called a "Transaction"), shall be entitled to receive (at the aggregate option price in effect for all Common Shares issuable upon such exercise immediately prior to such consummation and as adjusted to the time of such Transaction), in lieu of Common Shares issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Participant would have been entitled upon such consummation if such Participant had so exercised such stock option in full immediately prior thereto (subject to adjustments subsequent to such Transaction provided for in Paragraph 5).

         Notwithstanding anything in the Plan to the contrary, in connection with any Transaction and effective as of a date selected by the Committee, which date shall, in the Committee's judgment, be far enough in advance of the Transaction to permit Participants holding stock options to exercise their options and participate in the Transaction as a holder of Common Shares, the Committee, acting in its Discretion without the consent of any Participant, may effect one or more of the following alternatives with respect to all of the outstanding stock options (which alternatives may be made conditional on the occurrence of the applicable Transaction and which may, if permitted by law, vary among individual Participants): (a) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for a limited period of time on or before a specified date fixed by the Committee after which specified date all unexercised stock options and all rights of Participants thereunder shall terminate; (b) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for their then remaining term; or (c) require the mandatory surrender to the Company of outstanding stock options held by such Participants

(irrespective of whether such stock options are then exercisable) as of a date, before or not later than sixty days after such Transaction, specified by the Committee, and in such event the Company shall thereupon cancel such stock options and shall pay to each Participant an amount of cash equal to the excess of the fair market value of the aggregate Common Shares subject to such stock option, determined as of the date such Transaction is effective, over the aggregate option price of such shares, less any applicable withholding taxes; provided, however, the Committee shall not select an alternative (unless consented to by the Participant) such that, if a Participant exercised his or her accelerated stock option pursuant to alternative (a) or (b) and participated in the Transaction or received cash pursuant to alternative (c), the alternative would result in the Participant's owing any money by virtue of the operation of
Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall, in its Discretion, take such action to put such Participant in as close to the same position as such Participant would have been in had alternative (a), (b) or (c) been selected but without resulting in any payment by such Participant pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of affected Participants, each with respect to such Participant's option only, the Committee may in lieu of the foregoing make such provision with respect to any Transaction as it deems appropriate.

         17. Effectiveness of Plan: This Plan shall be effective on the date the Board of Directors of the Company adopts this Plan, provided that the shareholders of the Company approve the Plan within 12 months before or after its adoption by the Board of Directors. Options may be granted before shareholder approval of this Plan, but each such option shall be subject to shareholder approval of this Plan. No option granted under this Plan shall be exercisable unless and until this Plan shall have been approved by the Company's shareholders.

         18. Termination, Duration and Amendments to the Plan: The Plan may be abandoned or terminated at any time by the Board of Directors of the Company. Unless sooner terminated, the Plan shall terminate on the date ten years after the earlier of its adoption by the Board of Directors or its approval by the shareholders of the Company, and no stock options may be granted under the Plan thereafter. The termination of the Plan shall not affect the validity of any option which is outstanding on the date of termination.

         For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of this Plan or any option agreement under this Plan at any time; provided, however, that (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, no such amendment or revision shall increase the maximum number of shares in the aggregate which are subject to this Plan (subject, however, to the provisions of Paragraphs 5 and 16) without the approval or ratification of the shareholders of the Company, and (ii) no such amendment or revision shall change the option price (except as contemplated by Paragraphs 5 and 16) or alter or impair any option which shall have been previously granted under this Plan, in a manner adverse to a Participant, without the consent of such Participant.

         As adopted by the Board of Directors on January 15, 1997, and amended on January 15, 1998, January 21, 1999 AND FEBRUARY 16, 2000.

PROXY

                             SOMANETICS CORPORATION
           BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING APRIL 18, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF SOMANETICS CORPORATION



The undersigned hereby appoints Bruce J. Barrett and Mary Ann Victor, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the Common Shares, par value $.01 per share, of the undersigned in Somanetics Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on April 18, 2000, and at any and all adjournments thereof.

                         (To be Signed on Reverse Side)





                                                                    ------------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                    ------------

    PLEASE MARK YOUR
[X] VOTES AS IN THIS
    EXAMPLE.                                                                                                -------


                    FOR ALL OF THE        WITHHOLD
                   NOMINEES LISTED      AUTHORITY TO
                  (EXCEPT AS MARKED    VOTE FOR ALL OF
                   TO THE CONTRARY      THE NOMINEES
                        BELOW)             LISTED
1.  Election of                                             2.  Approval of an amendment to the Somanetics   FOR   AGAINST   ABSTAIN
    Directors            [ ]                [ ]                 Corporation 1997 Stock Option Plan           [ ]     [ ]       [ ]
                                                                to increase the number of Common
                                                                Shares reserved for issuance
Nominees:  H. Raymond Wallace and Robert R. Henry               pursuant to the exercise of
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY           options granted under the 1997
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE            Plan by 295,000 shares, from
SPACE PROVIDED BELOW.)                                          1,040,000 to 1,335,000 shares.

------------------------------------------                  3.  In their discretion with respect to any other matters that may properly come before the meeting.

                                                            THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE
                                                            WITH THE SPECIFICATIONS MADE HEREIN.  THE SHARES REPRESENTED BY
                                                            THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED
                                                            IN PROPOSAL 1 AND FOR PROPOSAL 2 IF NO INSTRUCTIONS TO THE
                                                            CONTRARY ARE INDICATED OR IF NO INSTRUCTION IS GIVEN.

                                                            PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
                                                            ENVELOPE.



SIGNATURE(S)                                                DATE:                                     , 2000
            -----------------------------------------------       ------------------------------------

SIGNATURE(S)                                                DATE:                                     , 2000
            -----------------------------------------------       ------------------------------------
(NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, ATTORNEYS, GUARDIANS, TRUSTEES, ETC, SHOULD SO
INDICATE WHEN SIGNING, GIVING FULL TITLE AS SUCH.  IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY AUTHORIZED
OFFICER.  IF SHARES ARE HELD IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.)